Exhibit 24
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                              POWER OF ATTORNEY

     KNOW EVERYONE BY THESE PRESENTS, that each director whose signature appears below constitutes and appoints, jointly and severally, Mark E. Reese and Bruce
G. Kelley, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities related to signing and filing the post-effective registration on Form S-3 associated with the contemplated registration by EMC Insurance Group Inc. (the "Company") of one million (1,000,000) additional shares of the Company's common stock (for use in the Company's Amended and Restated Dividend Reinvestment and Common Stock Purchase Plan) with the Securities and Exchange Commission, together with all other related filings, and hereby grants unto such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act in order to effectuate the same as he might or could do if personally present, and hereby ratifies and confirms all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 24th day of August, 2000.

               SIGNATURE                       TITLE
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By: /s/ George C. Carpenter
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    George C. Carpenter                        Director

By: /s/ E. H. Creese
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    E. H. Creese                               Director

By: /s/ David J. Fisher
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    David J. Fisher                            Director

By: /s/ Bruce G. Kelley
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    Bruce G. Kelley                            Director

By: /s/ George W. Kochheiser
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    George W. Kochheiser                       Director and Chairman of the
                                               Board of Directors

By: /s/ Raymond A. Michel
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    Raymond A. Michel                          Director

By: /s/ Fredrick A. Schiek
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    Fredrick A. Schiek                         Director